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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): September 2, 2005


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                           Meta Financial Group, Inc.
             (Exact name of registrant as specified in its charter)


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         Delaware                    0-22140                  42-1406262
(State or other jurisdiction of    (Commission              (IRS Employer
incorporation or organization)     File Number)             Identification No.)

                   121 East Fifth Street, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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                                TABLE OF CONTENTS

Item 8.01   Other Events.

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

Signatures

Exhibit Index

Exhibit 99.1

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Section 8 - Other Events

Item 8.01   Other Events.

            On September 2, 2005, the Registrant issued the attached press release announcing declaration of a cash dividend for the fourth quarter of its fiscal year 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits.
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            The following Exhibits are being furnished herewith:

            99.1  Registrant's Press Release dated September 2, 2005.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     META FINANCIAL GROUP, INC.

                                By:  /s/ Ronald J. Walters
                                     ---------------------
                                     Ronald J. Walters
                                     Senior Vice President, Secretary, Treasurer
                                     and Chief Financial Officer

Dated:  September 2, 2005

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                                  Exhibit Index
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Exhibit
Number                        Description of Exhibit
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99.1            Registrant's Press Release dated September 2, 2005.